NET SALES	12 Months Ended
Dec. 31, 2024
Net Sales
NET SALES

6.	NET SALES

In compliance with Brazilian Federal Law No. 6,404/76, Company discloses the reconciliation between gross and net sales presented in the consolidated income statement. The revenue figures for each operational segment are disclosed in note 5 – Segment reporting:

	2024	2023	2022
Gross sales	134,130.9	120,117.7	125,907.2
Excise duty	(27,417.9)	(25,227.5)	(24,851.4)
Discounts	(17,260.3)	(15,153.3)	(21,347.0)
	89,452.7	79,736.9	79,708.8

On December 31, 2024 the Company recognized R$1,478.3 in tax incentives (R$1,467.2 at December 31, 2023 and R$1,245.8 million at December 31, 2022). These are government grants in the nature of effective tax collection, which were recognized in the operating net revenue, as per accounting policy 3.5.

Accounting policies

The Company recognizes revenue when the respective performance obligations are satisfied, meaning when the Company or its subsidiaries transfer control of a product to a customer. Revenue represents the fair value of the amount received or receivable for the sale of products and services in the ordinary course of the Group’s business. Revenue is presented net of taxes, returns, rebates and discounts, as well as net of the elimination of sales between consolidated companies.

Revenue is measured based on the consideration which the Company expect to have the right to receive based on its contracts with customers, and excludes any amounts collected on behalf of third parties.

Revenue recognition is based on the five-step approach set out in IFRS 15 - Revenue from Contracts with Customers:

•	Identifying the contract with a customer;

•	Identifying the performance obligations in the contract;

•	Determining the transaction price;

•	Allocating the transaction price to the performance obligations in the contract; and

•	Revenue recognition when the performance obligations have been satisfied, meaning when the company transfers control of a product to a customer.

Contracts can include significant variable elements, such as discounts, rebates, refunds, credits, price concessions, incentives, performance bonuses and penalties. These trade incentives are treated as variable consideration. If the consideration under a contract includes a variable component, the company estimates the amount of consideration to which it will be entitled in return for transferring the promised goods or services to the customer. Variable consideration is only included in the transaction price if it is highly probable that the amount of revenue recognized will not be subject to significant reversals in the future when the respective uncertainty is resolved.

The gross sales obtained by the Company are generally subject to certain taxes and contributions, which are calculated and paid to the fiscal authorities in accordance with the applicable legislation, and do not result in an increase in the Group’s equity. These taxes and contributions are deducted from the gross sales, and mainly relate to taxes on transactions concerning the circulation of goods (“ICMS”), the social integration program (“PIS”), and the contribution to social security financing (“COFINS”) in Brazil.